The Sentinel Funds

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated July 10, 2017

to the Summary Prospectus and Prospectus

dated March 30, 2017, as supplemented to date

Sentinel Unconstrained Bond Fund – Liquidation

The Board of Directors of Sentinel Group Funds, Inc. has approved the liquidation of the Sentinel Unconstrained Bond Fund (the “Fund”), effective at the close of business on August 25, 2017.

Effective August 11, 2017, the Fund will be closed to new investors, new purchases and exchanges into the Fund in order to facilitate an orderly liquidation. You may redeem or exchange your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions and exchanges in the ordinary course until the liquidation date. If you do not redeem or exchange your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares on the liquidation date, without deferred sales charge, and forward the proceeds to you by check to your address on file. If you acquired your shares through a financial intermediary, please note your intermediary may have different policies and procedures regarding disbursement of the liquidation proceeds.

In anticipation of the liquidation and potential related redemption activity, the Fund may depart from its stated investment objective and policies and hold cash, U.S. government securities and/or other short-term debt instruments. Following the liquidation, all references to the Fund are hereby deleted from the Prospectus and Statement of Additional Information.

Shareholders of the Fund may exchange their shares for corresponding shares of the Sentinel Total Return Bond Fund or for shares of a corresponding class of another Sentinel Fund without sale charge prior to the liquidation.

The exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Important Note: Sentinel Asset Management, Inc., the Fund’s investment advisor (“Sentinel”), has signed an agreement with Touchstone Investments to sell certain assets relating to Sentinel’s mutual fund investment advisory business. The reorganization is subject to approval of Sentinel Funds’ shareholders at a meeting expected to be held on August 23, 2017. If approved, the Sentinel Fund mergers are expected to take place at the close of business on October 13, 2017. Please see the Sentinel Funds Prospectus, including the supplements dated April 20, 2017 and April 26, 2017, for more information.

Please contact the Funds at 1-800-282-3863 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE